UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2015

PDI, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A
300 Interpace Parkway,
Parsippany, NJ 07054
(Address of principal executive offices and zip code)

(862) 207-7800
Registrant's telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2015, PDI, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (“the Annual Meeting”). A total of 16,198,587 shares of the Company’s common stock were entitled to vote as of April 17, 2015, the record date for the Annual Meeting, of which 15,255,744 were present in person or by proxy at the Annual Meeting.

At the Annual Meeting, the stockholders of the Company were asked to elect two directors to serve as Class II directors of the Board for a three-year term expiring on the date of the Company’s 2018 Annual Meeting of Stockholders. The results of the vote taken at the Annual Meeting with respect to the election of the Class II directors were as follows:

Director For        Withheld        Broker Non-Vote

Gerald P. Belle        12,752,650    150,262            2,352,832

Nancy S. Lurker        12,751,976    150,936            2,352,832

At the Annual Meeting, the stockholders were also asked to approve the compensation of named executive officers on a nonbinding advisory basis. The results of the vote taken at the Annual Meeting with respect to the nonbinding advisory basis approval of the compensation of named executive officers were as follows:

For            Against            Abstain            Broker Non-Vote

9,063,263        3,824,799        14,850            2,352,832

At the Annual Meeting, the stockholders were also asked to approve an amendment to the Company’s Amended and Restated 2004 Stock Award and Incentive Plan (the “2004 Plan”) increasing the number of shares of common stock authorized under the 2004 Plan by 2,450,000 shares. The results of the vote taken at the Annual Meeting with respect to the amendment of the Company’s 2004 Plan were as follows:

For            Against            Abstain            Broker Non-Vote

2,201,371        10,698,341        3,200            2,352,832

At the Annual Meeting, the stockholders were also asked to approve an amendment to the Company’s Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 40,000,000 to 100,000,000. The results of the vote taken at the Annual Meeting with respect to the amendment of the Company’s Charter were as follows:

For            Against            Abstain            Broker Non-Vote

4,107,032        11,111,276        567            36,869

At the Annual Meeting, the stockholders were also asked to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2015. The results of the vote taken at the Annual Meeting with respect to the ratification of the appointment of BDO USA, LLP were as follows:

For            Against            Abstain            Broker Non-Vote

14,921,199        332,288            2,257            0

Each of the aforementioned proposals submitted to the stockholders at the Annual Meeting was approved by the final voting results set forth above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By:	/s/ Graham G. Miao
Graham G. Miao Chief Financial Officer and Treasurer
Date: June 8, 2015